UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 17, 2020 (December 17, 2020)

Commission File Number	Exact name of Registrant as specified in its charter, Address of principal executive offices and Telephone number	State of Incorporation	I.R.S. Employer Identification Number
001-35979	HD SUPPLY HOLDINGS, INC. 3400 Cumberland Boulevard Atlanta, Georgia 30339 (770) 852-9000	Delaware	26-0486780

333-159809	HD SUPPLY, INC. 3400 Cumberland Boulevard Atlanta, Georgia 30339 (770) 852-9000	Delaware	75-2007383

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Common stock, $0.01 par value per share	HDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, On November 15, 2020, HD Supply Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The Home Depot, Inc., a Delaware corporation (“Parent”), and Coronado Acquisition Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Parent has caused Merger Sub to commence a tender offer (as it may be extended, amended or supplemented from time to time, the “Offer”) to purchase any and all of the outstanding shares of common stock, par value $0.01 per share, of the Company (the “Shares”), at a price of $56.00 per Share, net to the holder thereof, in cash, without interest thereon.

Parent informed the Company that it expects that Shane O’Kelly, Senior Vice President of Parent, will lead the business of the Company following the Offer. Joseph J. DeAngelo, the Chairman and Chief Executive Officer of Company, will leave the Company, and be eligible to receive the compensation under the arrangements between him and Company as disclosed in Items 3 and 8 of the Company’s Schedule 14D-9 filed with the SEC on November 24, 2020, as amended or supplemented.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2020	HD Supply Holdings, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2020	HD Supply, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary